                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-02120

                              SECURITY INCOME FUND
               (Exact name of registrant as specified in charter)

              ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001
               (Address of principal executive offices) (Zip code)

                           MICHAEL G. ODLUM, PRESIDENT
                              SECURITY INCOME FUND
                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (785) 438-3000

                      Date of fiscal year end: September 30

                  Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Explanatory Note: The Registrant, Security Income Fund contains four series. This filing on Form N-CSR (including all exhibits) relates solely to the Capital Preservation Series.

ITEM 1. REPORTS TO STOCKHOLDERS.

(SECURITY FUNDS(SM) LOGO)

ANNUAL REPORT
SEPTEMBER 30, 2005

-    SECURITY INCOME FUND

     -    CAPITAL PRESERVATION SERIES

(SECURITY BENEFIT(SM) LOGO)
Security Distributors, Inc.

                              SECURITY INCOME FUND
                           CAPITAL PRESERVATION SERIES
                               SEPTEMBER 30, 2005
                                  ANNUAL REPORT

                                TABLE OF CONTENTS

Managers' Commentary ......................................................    2
Performance Summary .......................................................    4
Schedule of Investments ...................................................    6
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   12
Statements of Changes in Net Assets .......................................   13
Financial Highlights ......................................................   14
Notes to Financial Statements .............................................   16
Report of Independent Registered Public Accounting Firm ...................   19
Special Shareholder Meeting ...............................................   20
Directors and Officers ....................................................   21

                                                            SECURITY INCOME FUND
Managers' Commentary                                 CAPITAL PRESERVATION SERIES
November 15, 2005                                                    (unaudited)

                                                     (SECURITY BENEFIT(SM) LOGO)
                                                Security Management Company, LLC

                                       Advisor, Security Management Company, LLC

(PHOTO OF CHRIS PHALEN)
Co-Portfolio Manager

(PHOTO OF STEVEN BOWSER)
Co-Portfolio Manager

TO OUR SHAREHOLDERS:

Security Management Company assumed fund management responsibilities for the Security Income Fund - Capital Preservation Series on June 30, 2005. Since this is our first investor letter, we thought we would begin with a brief description of our approach to managing the Series. Please see page 3 for Deutsche Asset Management's discussion of performance for the period October 1, 2004 through June 29, 2005.

OUR APPROACH

Prior to the change made to the Series in November of 2004, the portfolio management team entered into wrapper agreements in an attempt to stabilize the net asset value of the Series. The Series no longer uses wrapper agreements and the net asset value of the Series now fluctuates. The type of investments purchased for the Series remains oriented toward maintaining a high degree of stability in the Series' net asset value.

Our approach is based on a disciplined investment process that allows us to generate superior risk adjusted returns over time. The strategy for managing the Series will be to maximize the yield while minimizing the volatility and the risk of principal loss. The essential starting point of our strategy is determining the top down positioning of the fund. The top down views are developed through weekly meetings of strategy groups that determine our positioning relative to interest rates, credit, liquidity and volatility. The market exposures to these systematic sources of risk and return are balanced through risk management. Value is also added in sector and security selection strategies based on research and execution. The portfolio managers and analysts constantly monitor the markets to ensure the Series owns the securities and sectors that represent the best value for the risk. We maintain a long term value perspective throughout our process.

FIXED INCOME PERFORMANCE IN THE THIRD QUARTER

The Capital Preservation Series returned +0.23% in the quarter ending September 30, 2005, compared to the benchmark Lehman Government/Credit Index return of +0.27%. U.S. credit had a total return of +0.36%, as corporate bonds generally performed well during the quarter. The corporate bond sector has performed well in the prior two years and valuations are near historic highs which makes us cautious on the sector going forward. For that reason our corporate bond allocation is focused on adding higher quality companies with stable earnings.

The U.S. agency and asset backed sectors also outperformed U. S. Treasuries during the quarter. The relatively poor performance of treasuries during the quarter is a result of interest rates increasing and the economy continuing to expand. The Federal Open Market Committee (FOMC) continued to raise interest rates to preempt a pass-through of commodity inflation into finished goods and services. During the quarter the FOMC increased interest rates by 25 basis points at both of its meetings.

INVESTMENT REVIEW

As of September 30, 2005 the portfolio was allocated 58% to corporate bonds, 23% to asset backed securities, 13% to US Treasuries/agencies, and 5% to high yield. This asset allocation represents an overweight to corporate bonds, asset backed securities and high yield, and an underweight in U.S. Treasuries/agencies.

OUTLOOK

Looking forward to 2006 we expect real economic growth to slow due to increased energy costs, the debt burden of the average consumer, rising interest rates, and a rise in core inflation. We also expect the FOMC to continue to raise interest rates at the next two meetings. Beyond that, FOMC decisions will depend on economic growth and inflation, so they may pause to assess economic conditions. For these reasons we continue to position the portfolio with duration short of the benchmark. Also, the yield curve (the amount of additional yield you receive for extending maturity) is nearly flat, and therefore, the Series earns little compensation for investing in longer dated securities. During 2006, we will wait for an opportunity to lengthen the maturity of the portfolio when interest rates are higher and the yield curve is steeper.

We believe it is not a time to take significant risk in the credit market. The credit market currently is in an environment where valuations are at or near historic highs and fundamentals are unlikely to improve. With economic growth likely to slow, corporation's cash flow is likely to be flat or declining. In addition, companies are using their cash flow to enhance shareholder returns, not lower their debt levels. With the expensive valuations, and fundamentals which are unlikely to improve in the near term we will remain invested in high quality names. That being said, over the long term we do like this asset class and will look to add to the funds' exposure on any sharp decrease in valuations.

Sincerely,

Chris Phalen, Co-Portfolio Manager

Steven Bowser, Co-Portfolio Manager

                                                            SECURITY INCOME FUND
Managers' Commentary                                 CAPITAL PRESERVATION SERIES
November 15, 2005                                                    (unaudited)

                                                      DEUTSCHE ASSET MANAGEMENT+

                                                      A Member of the
                                                      (DEUTSCHE BANK GROUP LOGO)
                                           Subadvisor, Deutsche Asset Management

ECONOMIC AND MARKET REVIEW

For the period October 1, 2004 to June 29, 2005, Security Capital Preservation Series invested all of its assets in the PreservationPlus Income Portfolio managed by Deutsche Asset Management. Below is a discussion of the performance of the PreservationPlus Income Portfolio for the period October 1, 2004 to June 29, 2005.

Resilient growth, rising inflation and Federal Reserve Board action continued to be major influences on the U.S. fixed income markets. Targeted federal funds rose to 3.25% by June 30, 2005, as risks of higher inflation accelerated and the economy grew above trend.

Economic data reflects a number of mostly positive factors. Both employment growth and productivity remain core stimulants. High energy prices have cut into purchasing power and will likely be one of the few drags on growth. Yet, financial conditions remain supportive, with real interest rates low and credit spreads narrow. Despite some cyclical slowing in the housing markets, underlying productivity growth still seems strong, which should help perceptions of returns to capital investments, income and profits.

For the period, the U.S. Treasury yield curve flattened, with short-term rates following the federal funds rate higher while the longer-term rates increased more moderate amounts. Three-month Treasury bill yields rose 142 basis points to 1.70%, and two-year Treasury note yields increased 115 basis points to 3.12% and five-year Treasury yields rose 33 basis points to 3.70%. Even with the back-up in yields at the shorter end of the yield curve, the Lehman U.S. Treasury Index produced a positive total return of 2.48% for the nine month period.

FIXED INCOME MARKET REVIEW

For the nine months ended June 30, 2005, the Lehman Aggregate Bond Index produced a total return of 3.49%, with an excess return of 46 basis points. Commercial mortgage-backed securities returned 3.02% on a total return basis. U.S. credits had a total return of 3.78%, as corporate bonds generally performed well, somewhat continuing their recent trend. U.S. credits, formerly known as the corporate sector, account for approximately 25% of the Lehman Aggregate Bond Index. Within the Lehman Aggregate Bond Index, lower-rated credits once again outperformed higher-rated credits. The Lehman Aaa Index returned 3.38% for the nine-month period, while the Lehman Baa Index returned 3.66% for the same time frame.

INVESTMENT REVIEW

We follow a very consistent investment process. We avoid making interest rate calls, meaning that we seek to maintain an overall duration, or interest rate sensitivity, similar to that of the benchmark. We also avoid concentrated positions along the yield curve, maintaining balanced exposure to a range of maturities in the portfolio. Further, we stress broad diversification among issuers, particularly with regard to the Portfolio's holdings in the corporate sector, so that the Portfolio is not excessively vulnerable to a price decline from a single holding. Within this framework, the portfolio team actively manages the Portfolio with a focus on adding value through individual security selection and sector emphasis. We closely examine the risk-return trade-off of each individual security, as well as how the purchase or sale of a particular security could affect the overall positioning of the portfolio. We believe that over time this will be a more effective approach than one that is based on predicting the direction of the economy or interest rates.

The Portfolio was diversified across the major sectors of the investment grade fixed income market. As of June 30, 2005, the portfolio was allocated 33.5% to corporate bonds (both investment grade and high yield), 10.0% to mortgage-backed securities, 21.7% to commercial mortgage-backed securities, 19.7% to asset-backed securities, 10.9% to US Treasuries/agencies and 4.1% to cash equivalents and other investments, including futures contracts. The amount allocated to the alpha overlay remained consistent with the 1% alpha target.

Throughout the period, we maintained the Portfolio's overweight position -- i.e. a higher percentage than the benchmark --within "spread sectors" that pay a higher yield than US Treasury bonds, such as mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS). At the same time, however, we implemented an increase in the overall credit quality of the portfolio. This is largely because it appears that corporate profit growth overall has slowed and as a result we believe that improvements in creditworthiness have peaked for this cycle. In addition, sector-specific factors led us to take a more cautious approach, including the downgrading of Ford and GM within autos, and the increased assumption of debt within the energy sector in conjunction with acquisition activity.

We significantly adjusted the Portfolio's exposure to asset-backed securities
(ABS), particularly in the automobile sector. As the yield curve has flattened, the decreased spread between short- and long-term interest rates means that lenders will likely require a greater premium for risking deposits to finance purchases over time. We believe this could eventually put downward pressure on valuations in the ABS market.

Finally, the Portfolio's exposure to agency issues, which had been nominal, was increased substantially over the period. Legislative proposals that would constrain the growth of the FNMA ("Fannie Mae") and FHLMC ("Freddie Mac") investment portfolios appear to have stalled. Moreover, both appeared to offer attractive relative value after a period of regulatory uncertainty.

The Portfolio's investment grade duration of June 30 was in line with the benchmark's duration. Our goal is to keep the Portfolio's duration as close to the duration of the benchmark as possible, so that fund performance is driven by our individual security selection rather than our views on the direction of interest rates.

Sincerely,

John Axtell, Eric Kirsch, Sean McCaffery and Robert Wang
Portfolio Managers

                                                            SECURITY INCOME FUND
Performance Summary                                  CAPITAL PRESERVATION SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

SECURITY CAPITAL PRESERVATION SERIES VS. LEHMAN 1-3 YEAR GOVERNMENT/CREDIT INDEX

CAPITAL PRESERVATION SERIES   LEHMAN 1-3 YEAR GOVERNMENT/CREDIT INDEX
  $10,000 SINCE INCEPTION             $10,000 SINCE INCEPTION
---------------------------   ---------------------------------------
       DATE       VALUE                    DATE       VALUE
    ----------   -------                ----------   -------
    05/03/1999   $ 9,650                05/03/1999   $10,000
    06/30/1999   $ 9,724                06/30/1999   $10,022
    09/30/1999   $ 9,869                09/30/1999   $10,145
    12/31/1999   $10,023                12/31/1999   $10,208
    03/31/2000   $10,182                03/31/2000   $10,337
    06/30/2000   $10,354                06/30/2000   $10,508
    09/30/2000   $10,525                09/30/2000   $10,750
    12/31/2000   $10,689                12/31/2000   $11,031
    03/31/2001   $10,849                03/31/2001   $11,358
    06/30/2001   $11,014                06/30/2001   $11,509
    09/30/2001   $11,173                09/30/2001   $11,908
    12/31/2001   $11,330                12/31/2001   $12,001
    03/31/2002   $11,464                03/31/2002   $12,009
    06/30/2002   $11,597                06/30/2002   $12,305
    09/30/2002   $11,722                09/30/2002   $12,604
    12/31/2002   $11,840                12/31/2002   $12,756
    03/31/2003   $11,944                03/31/2003   $12,870
    06/30/2003   $12,046                06/30/2003   $13,021
    09/30/2003   $12,148                09/30/2003   $13,085
    12/31/2003   $12,256                12/31/2003   $13,116
    03/31/2004   $12,370                03/31/2004   $13,272
    06/30/2004   $12,486                06/30/2004   $13,121
    09/30/2004   $12,584                09/30/2004   $13,273
    12/31/2004   $13,003                12/31/2004   $13,286
    03/31/2005   $13,070                03/31/2005   $13,247
    06/30/2005   $13,185                06/30/2005   $13,411
    09/30/2005   $13,179                09/30/2005   $13,428

                             $10,000 SINCE INCEPTION

This chart assumes a $10,000 investment in Class A shares of Capital Preservation Series on May 3, 1999, reflects deduction of the 3.50% sales load and assumes all dividends reinvested. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of fund shares.

AVERAGE ANNUAL RETURNS

PERIODS ENDED 9-30-05        1 YEAR   5 YEARS   SINCE INCEPTION
---------------------        ------   -------   ---------------
A Shares                      4.73%    4.61%     4.98% (5-3-99)
A Shares with sales charge    1.09%    3.87%     4.40% (5-3-99)
B Shares                      4.21%    4.10%     4.47% (5-3-99)
B Shares with CDSC           (0.79%)   3.75%     4.47% (5-3-99)
C Shares                      4.46%    4.35%     4.72% (5-3-99)
C Shares with CDSC            3.46%    4.35%     4.72% (5-3-99)

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Series will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The figures above do not reflect deduction of the maximum front-end sales charge of 3.50% for Class A shares or the contingent deferred sales charge of 5% for Class B shares and 1% for Class C shares, as applicable, except where noted. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if the maximum sales charge and any applicable taxes were deducted. Fee waivers reduced expenses of the Series and in the absence of such waiver, the performance quoted would be reduced. Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The return for the year ended September 30, 2005 includes the effect of this change and in the absence of such change, the return would have been lower.

PORTFOLIO COMPARISON BY QUALITY RATING
(BASED ON STANDARD & POOR'S RATINGS)

AAA                                                                       34.35%
AA                                                                         2.27%
A                                                                         23.69%
BBB                                                                       33.82%
BB                                                                         2.34%
B                                                                          1.38%
CCC                                                                        0.13%
NR                                                                         1.16%
Repurchase Agreement                                                       0.38%
Cash & other assets, less liabilities                                      0.48%
                                                                         ------
Total net assets                                                         100.00%
                                                                         ======


                                        4                See accompanying notes.

                                                            SECURITY INCOME FUND
Performance Summary                                  CAPITAL PRESERVATION SERIES
November 15, 2005                                                    (unaudited)

PERFORMANCE

INFORMATION ABOUT YOUR SERIES' EXPENSES

CALCULATING YOUR ONGOING SERIES EXPENSES

EXAMPLE

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2005 - September 30, 2005.

ACTUAL EXPENSES

The first line for each class of shares in the table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table provides information about hypothetical account values and hypothetical expenses based on the Series' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second line for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SERIES EXPENSES

                         BEGINNING        ENDING       EXPENSES PAID
                       ACCOUNT VALUE   ACCOUNT VALUE      DURING
                          04-01-05      09-30-05(1)     PERIOD(2,3)
                       -------------   -------------   -------------
Capital Preservation
Series - Class A
   Actual                $1,000.00       $1,013.50         $5.86
   Hypothetical           1,000.00        1,019.15          5.87

Capital Preservation
Series - Class B
   Actual                 1,000.00        1,010.90          8.32
   Hypothetical           1,000.00        1,016.70          8.34

Capital Preservation
Series - Class C
   Actual                 1,000.00        1,012.20          7.11
   Hypothetical           1,000.00        1,017.90          7.13

(1) The actual ending account value is based on the actual total return of the Series for the period from April 1, 2005 to September 30, 2005 after actual expenses and will differ from the hypothetical ending account value which is based on the Series' expense ratio and a hypothetical annual return of 5% before expenses. The actual cumulative return at net asset value for the period from April 1, 2005 to September 30, 2005 was 1.35%, 1.09% and 1.22%, for Class A, B and C shares, respectively.

(2) Expenses are equal to the Series' annualized expense ratio (1.16%, 1.65% and 1.41% for Class A, B and C shares, respectively) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(3) The expenses paid reflect the aggregate expenses of the Series as a feeder (which includes expenses allocated from the master fund) and as a stand alone fund.

                                                            SECURITY INCOME FUND
Schedule of Investments                              CAPITAL PRESERVATION SERIES
September 30, 2005

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS - 62.9%

AEROSPACE & DEFENSE - 1.5%
General Dynamics Corporation,
   2.125% - 2006                                        $4,000,000   $ 3,949,560
                                                                     -----------

AUTOMOTIVE - 1.3%
Adesa, Inc., 7.625% - 2012                                  17,000        17,000
Affinia Group, Inc., 9.00% - 2014(3)                        30,000        23,400
Autonation, Inc., 9.00% - 2008                              23,000        24,840
Cooper-Standard Automotive, Inc.,
   8.375% - 2014                                            35,000        29,400
DaimlerChrysler N.A.,
   7.375% - 2006                                         3,000,000     3,071,103
Dana Corporation, 7.00% - 2029                              37,000        28,176
Dura Operating Corporation,
   8.625% - 2012                                            21,000        18,690
Ford Motor Company, 7.45% - 2031                             4,000         3,120
Sonic Automotive, Inc., 8.625% - 2013                       23,000        22,770
TRW Automotive, Inc., 11.00% - 2013                         54,000        60,885
United Auto Group, Inc., 9.625% - 2012                      39,000        40,560
United Rentals NA, Inc., 7.00% - 2014                       44,000        40,810
                                                                     -----------
                                                                       3,380,754
                                                                     -----------

BANKING - 2.4%
Deutsche Bank Financial,
   6.70% - 2006                                          2,000,000     2,047,922
Doral Financial Corporation:
   4.401%, 12-07-05(2)                                     575,000       572,639
   4.45% - 2007(2)                                       1,000,000       938,676
E*Trade Financial Corporation,
   8.00% - 2011                                             25,000        25,812
HSBC Finance Corporation,
   6.875% - 2007                                         2,750,000     2,829,148
                                                                     -----------
                                                                       6,414,197
                                                                     -----------

BROKERAGE - 4.6%
Credit Suisse First Boston USA,
   5.75% - 2007                                          3,000,000     3,052,605
Goldman Sachs Group, Inc.,
   6.65% - 2009                                          3,000,000     3,184,599
Merrill Lynch & Company,
   4.25% - 2007                                          3,000,000     2,983,875
Morgan Stanley, 3.875% - 2009                            3,000,000     2,924,325
                                                                     -----------
                                                                      12,145,404
                                                                     -----------

BUILDING MATERIALS - 1.2%
Dayton Superior Corporation,
   10.75% - 2008                                            28,000        28,280
Reed Elsevier Capital,
   6.125% - 2006                                         3,000,000     3,027,780
                                                                     -----------
                                                                       3,056,060
                                                                     -----------

CAPITAL GOODS - OTHER - 0.0%
H&E Equipment/Finance,
   11.125% - 2012                                       $   31,000   $    34,720
Huntsman Advanced Materials LLC,
   11.00% - 2010                                            37,000        41,440
                                                                     -----------
                                                                          76,160
                                                                     -----------

CHEMICALS - 0.1%
Geo Specialty Chemicals,
   12.565% - 2009(2)                                        29,000        27,151
Hercules, Inc., 6.75% - 2029                                21,000        20,580
Huntsman LLC, 11.625% - 2010                                45,000        51,412
IMC Global, Inc.:
   10.875% - 2013                                           30,000        35,400
   7.375% - 2018                                            18,000        18,472
ISP Chemco, 10.25% - 2011                                   52,000        56,095
Millennium America, Inc., 9.25% - 2008                      55,000        59,125
Omnova Solutions, Inc., 11.25% - 2010                       50,000        53,500
United Agri Products, 0.00% - 2012(1)                       26,000        22,100
Westlake Chemical Corporation,
   8.75% - 2011                                             14,000        15,085
                                                                     -----------
                                                                         358,920
                                                                     -----------

COMMUNICATIONS - OTHER - 0.1%
Nortel Networks Corporation,
   6.875% - 2023                                            31,000        28,830
Nortel Networks, Ltd., 6.125%,
   02-15-06                                                 63,000        63,000
Qwest Services Corporation:
   13.50% - 2010                                            36,000        41,220
   14.00% - 2014                                             9,000        10,913
                                                                     -----------
                                                                         143,963
                                                                     -----------

CONSTRUCTION MACHINERY - 0.0%
Columbus McKinnon Corporation,
   10.00% - 2010                                            25,000        27,313
Erico International Corporation,
   8.875% - 2012                                            20,000        20,800
                                                                     -----------
                                                                          48,113
                                                                     -----------

CONSUMER CYCLICAL - OTHER - 0.0%
AAC Group Holding Corporation,
   0.00% - 2012(1,3)                                         5,000         3,600
Cornell Company's, Inc., 10.75% - 2012                      30,000        30,900
UGS Corporation, 10.00% - 2012                              30,000        32,850
                                                                     -----------
                                                                          67,350
                                                                     -----------

CONSUMER PRODUCTS - 1.1%
Fortune Brands, Inc.,
   2.875% - 2006                                         3,000,000     2,937,072
Gregg Appliances, Inc., 9.00% - 2013(3)                     17,000        15,980
Jafra Cosmetics/Distribution,
   10.75% - 2011                                            40,000        44,400
Vitro Envases Norteamrca,
   10.75% - 2011(3)                                          6,000         6,120
                                                                     -----------
                                                                       3,003,572
                                                                     -----------


                                        6                See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                              CAPITAL PRESERVATION SERIES
September 30, 2005

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS (CONTINUED)

DIVERSIFIED MANUFACTURING - 2.3%
Atlas Copco AB, 6.50% - 2008(3)                         $3,000,000   $ 3,097,908
Avondale Mills, Inc.,
   10.504% - 2012(2,3,4)                                    15,000        12,600
Tyco International Group,
   4.436% - 2007(3)                                      3,000,000     2,985,615
                                                                     -----------
                                                                       6,096,123
                                                                     -----------

ELECTRIC - 9.2%
AES Corporation, 8.75% - 2013(3)                            50,000        54,750
Allegheny Energy Supply,
   8.25% - 2012(3)                                          65,000        73,125
Ameren Corporation, 4.263% - 2007                        1,250,000     1,238,962
American Electric Power,
   4.709% - 2007(2)                                      3,000,000     2,995,905
DPL, Inc., 6.875% - 2011                                    25,000        26,937
Dominion Resources, Inc.,
   4.125% - 2008                                         2,800,000     2,761,270
FPL Group Capital, Inc.,
   3.25% - 2006                                          4,000,000     3,977,032
Firstenergy Corporation,
   5.50% - 2006                                          3,000,000     3,025,362
Mission Energy Holding,
   13.50% - 2008                                            20,000        23,550
NRG Energy, Inc., 8.00% - 2013                              54,000        57,510
National Rural Utilities,
   6.00% - 2006                                          4,000,000     4,038,312
Northwestern Corporation,
   5.875% - 2014(3)                                         14,000        14,305
PSEG Energy Holdings:
   10.00% - 2009                                            53,000        58,830
   8.50% - 2011                                             34,000        36,635
Pacificorp Australia, 6.15% - 2008(3)                    3,000,000     3,093,846
Xcel Energy, Inc., 3.40% - 2008                          3,000,000     2,894,814
                                                                     -----------
                                                                      24,371,145
                                                                     -----------

ENERGY - INDEPENDENT - 0.0%
El Paso Production Holding Company,
   7.75% - 2013                                             34,000        35,530
Stone Energy Corporation, 8.25% - 2011                      57,000        59,850
Whiting Petroleum Corporation:
   7.25% - 2012                                             10,000        10,175
   7.25% - 2013                                              4,000         4,070
                                                                     -----------
                                                                         109,625
                                                                     -----------

ENERGY - OTHER - 1.2%
Duke Energy Field Services Corporation,
   5.75% - 2006                                          3,000,000     3,034,029
                                                                     -----------

ENTERTAINMENT - 0.0%
AMC Entertainment, Inc., 8.00% - 2014                       46,000        40,480
NCL Corporation, 11.625% - 2014(3)                          21,000        22,155
Universal City Development,
   11.75% - 2010                                            44,000        49,720
                                                                     -----------
                                                                         112,355
                                                                     -----------

ENVIRONMENTAL - 0.1%
Allied Waste Industries, 9.25% - 2021                   $   20,000   $    20,400
Allied Waste North America:
   5.75% - 2011                                             50,000        46,625
   9.25% - 2012                                             37,000        40,052
Tembec Industries, Inc.:
   8.625% - 2009                                            46,000        31,280
   8.50% - 2011                                             78,000        50,895
                                                                     -----------
                                                                         189,252
                                                                     -----------

FINANCIAL - OTHER - 0.0%
Tig Holdings, Inc., 8.597% - 2027(3)                        34,000        28,560
Triad Acquisition, 11.125% - 2013(3)                        13,000        13,423
                                                                     -----------
                                                                          41,983
                                                                     -----------

FINANCIAL COMPANIES - CAPTIVE - 0.0%
AmeriCredit Corporation, 9.25% - 2009                       61,000        64,355
                                                                     -----------

FINANCIAL COMPANIES - NONCAPTIVE CONSUMER - 8.3%
Alliance Capital Management,
   5.625% - 2006                                         3,000,000     3,025,380
American General Finance,
   3.00% - 2006                                          3,000,000     2,947,377
Countrywide Home Loan,
   3.25% - 2008                                          3,000,000     2,887,749
Ford Motor Credit Company,
   7.25% - 2011                                             41,000        38,917
General Motors Acceptance Corporation:
   4.67% - 2007(2)                                          36,000        35,244
   6.125% - 2007                                             9,000         8,860
   6.875% - 2011                                            12,000        10,915
   6.75% - 2014                                             26,000        22,616
   8.00% - 2031                                            124,000       108,273
MBNA Corporation, 4.625% - 2008                          3,675,000     3,672,321
Nelnet, Inc., 5.125% - 2010                              3,250,000     3,197,655
PHH Corporation, 6.00% - 2008                            3,000,000     3,051,474
Prudential Financial, Inc.,
   4.104% - 2006(1)                                      3,000,000     2,979,270
                                                                     -----------
                                                                      21,986,051
                                                                     -----------

FINANCIAL COMPANIES - NONCAPTIVE DIVERSIFIED - 2.3%
CIT Group, Inc., 5.75% - 2007                            2,000,000     2,040,250
Core Investment Grade Trust,
   4.659% - 2007                                         4,000,000     3,977,440
                                                                     -----------
                                                                       6,017,690
                                                                     -----------


                                        7                See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                              CAPITAL PRESERVATION SERIES
September 30, 2005

                                                          PRINCIPAL     MARKET
                                                           AMOUNT        VALUE
                                                         ----------   ----------
CORPORATE BONDS (CONTINUED)

FOOD & BEVERAGE - 3.5%
Agrilink Foods, Inc., 11.875% - 2008                     $   24,000   $   24,540
Burns Philip Cap Pty/Us,
   10.75% - 2011                                             32,000       35,840
Cadbury Schweppes US Finance,
   3.875% - 20083                                         3,000,000    2,926,779
Eircom Funding, 8.25% - 2013                                 28,000       30,380
Kraft Foods, Inc., 5.25% - 2007                           3,000,000    3,030,555
McDonald's Corporation,
   5.95% - 2008                                           3,000,000    3,089,991
Pinnacle Foods Holding,
   8.25% - 2013                                              17,000       16,065
Swift & Company:
   10.125% - 2009                                            27,000       29,059
   12.50% - 2010                                             10,000       10,900
Viskase Companies, Inc.,
   11.50% - 2011                                             30,000       32,400
                                                                      ----------
                                                                       9,226,509
                                                                      ----------

GAMING - 0.2%
155 E Tropicana LLC, 8.75% - 2012                            25,000       24,250
Aztar Corporation, 7.875% - 2014                             41,000       42,845
Jacobs Entertainment, 11.875% - 2009                        108,000      115,290
MGM Mirage, Inc., 9.75% - 2007                               25,000       26,625
MTR Gaming Group, 9.75% - 2010                               14,000       15,120
Park Place Entertainment:
   9.375% - 2007                                             22,000       23,210
   8.875% - 2008                                             21,000       22,969
Poster Financial Group, 8.75% - 2011                         34,000       34,978
Premier Entertainment Biloxi/Finance,
   10.75% - 2012                                             33,000       29,741
Resort International Hotel/Casino,
   11.50% - 2009                                             32,000       35,840
Wheeling Island Gaming,
   10.125% - 2009                                            16,000       16,800
Wynn Las Vegas LLC, 6.625% - 2014                            32,000       30,600
                                                                      ----------
                                                                         418,268
                                                                      ----------

HEALTH CARE - 1.9%
Healthsouth Corporation, 10.75% - 2008                       30,000       29,325
Insight Health Services Corporation,
   9.875% - 2011                                             13,000       10,497
Medtronic, Inc., 4.375% - 2010(3)                         1,000,000      987,518
Tenet Healthcare Corporation:
   6.375% - 2011                                             12,000       11,190
   9.25% - 20153                                             58,000       58,580
Wellpoint, Inc., 3.75% - 2007                             4,000,000    3,918,604
                                                                      ----------
                                                                       5,015,714
                                                                      ----------

HOME CONSTRUCTION - 1.0%
Beazer Homes USA:
   8.625% - 2011                                         $   22,000   $   23,155
   8.375% - 2012                                             27,000       28,485
K. Hovnanian Enterprises,
   8.875% - 2012                                             31,000       32,705
Lennar Corporation, 5.125% - 2010                         2,500,000    2,475,205
Schuler Homes, 10.50% - 2011                                 37,000       39,960
                                                                      ----------
                                                                       2,599,510
                                                                      ----------

INSURANCE - LIFE - 1.2%
Atlantic Mutual Insurance Company,
   8.15% - 20283                                             59,000       37,884
Cigna Corporation, 7.40% - 2007                           3,000,000    3,120,060
                                                                      ----------
                                                                       3,157,944
                                                                      ----------

INSURANCE - PROPERTY & CASUALTY - 1.7%
Safeco Corporation, 4.20% - 2008                          1,500,000    1,477,623
Travelers Property Casualty,
   3.75% - 2008                                           3,000,000    2,916,816
                                                                      ----------
                                                                       4,394,439
                                                                      ----------

LODGING - 0.0%
ITT Corporation, 7.375% - 2015                               25,000       27,125
                                                                      ----------

MEDIA - CABLE - 2.0%
CSC Holdings, Inc.:
   7.875% - 2007                                             41,000       42,127
   7.25% - 2008                                              17,000       17,064
Cablevision Systems Corporation,
   7.89% - 2009(2)                                           22,000       22,550
Cox Enterprises, Inc.,
   4.375% - 2008(3)                                       3,000,000    2,946,678
Echostar DBS Corporation,
   6.625% - 2014                                             19,000       18,810
Mediacom LLC/Capital Corporation,
   9.50% - 2013                                              30,000       29,775
Renaissance Media Group,
   10.00% - 2008(1)                                          18,000       17,820
Shaw Communications, Inc.,
   8.25% - 2010                                              54,000       58,658
Sinclair Broadcast Group:
   8.75% - 2011                                              76,000       79,800
   8.00% - 2012                                              10,000       10,238
Univision Communications, Inc.,
   3.50% - 2007                                           1,985,000    1,926,405
                                                                      ----------
                                                                       5,169,925
                                                                      ----------


                                        8                See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                              CAPITAL PRESERVATION SERIES
September 30, 2005

                                                         PRINCIPAL      MARKET
                                                          AMOUNT        VALUE
                                                        ----------   -----------
CORPORATE BONDS (CONTINUED)

MEDIA - NONCABLE - 2.8%
Bear Creek Corporation,
   8.87% - 2012(2,3)                                    $   12,000   $    12,360
Cenveo Corporation, 7.875% - 2013                           33,000        31,845
Dex Media Finance/East LLC,
   12.125% - 2012                                           92,000       107,640
Pearson, Inc., 7.375% - 2006                             3,500,000     3,587,843
Primedia, Inc.:
   9.165% - 2010(2)                                         43,000        45,365
   8.875% - 2011                                            29,000        30,378
RH Donnelley Finance Corporation,
   10.875% - 2012                                           27,000        30,308
Walt Disney Company,
   5.50% - 2006                                          3,505,000     3,542,959
                                                                     -----------
                                                                       7,388,698
                                                                     -----------

METALS & MINING - 0.1%
Ispat Inland ULC, 9.75% - 2014                              38,000        44,080
Luscar Coal, Ltd., 9.75% - 2011                             37,000        39,960
Neenah Corporation, 11.00% - 2010(3)                        51,000        56,355
Oregon Steel Mills, Inc., 10.00% - 2009                     21,000        22,628
Trimas Corporation, 9.875% - 2012                           40,000        32,800
United States Steel Corporation,
   9.75% - 2010                                             41,000        44,998
                                                                     -----------
                                                                         240,821
                                                                     -----------

OIL FIELD SERVICES - 0.1%
Newpark Resources, Inc.,
   8.625% - 2007                                            40,000        39,800
Petroleum Geo-Services, 10.00% - 2010                       89,000        99,680
Secunda International, Ltd.,
   11.599% - 2012(2)                                        21,000        22,155
                                                                     -----------
                                                                         161,635
                                                                     -----------

PACKAGING - 0.0%
Crown Euro Holdings S.A.,
   10.875% - 2013                                           21,000        24,360
                                                                     -----------

PAPER - 0.1%
Caraustar Industries, Inc.,
   9.875% - 2011                                            18,000        17,820
Cascades, Inc., 7.25% - 2013                                39,000        37,927
Constar International, 7.165% - 2012(2,3)                   15,000        13,912
Georgia-Pacific Corporation:
   9.375% - 2013                                            41,000        45,715
   8.00% - 2024                                             51,000        56,227
                                                                     -----------
                                                                         171,601
                                                                     -----------

PHARMACEUTICALS - 0.0%
Biovail Corporation, 7.875% - 2010                          33,000        34,237
                                                                     -----------

PIPELINES - 0.1%
Dynegy Holdings, Inc., 9.875% - 2010(3)                 $   40,000   $    43,600
Southern Natural Gas, 8.875% - 2010                         33,000        35,670
Williams Companies, Inc.:
   8.125% - 2012                                            53,000        57,903
   8.75% - 2032                                             24,000        28,320
                                                                     -----------
                                                                         165,493
                                                                     -----------

RAILROADS - 0.1%
Kansas City Southern Railway Company:
   9.50% - 2008                                             59,000        64,679
   7.50% - 2009                                             20,000        20,950
TFM S.A. de C.V.:
   10.25% - 2007                                            58,000        62,060
   9.375% - 2012(3)                                         35,000        37,800
   12.50% - 2012                                            19,000        22,040
                                                                     -----------
                                                                         207,529
                                                                     -----------

REAL ESTATE INVESTMENT TRUSTS - 7.0%
Archstone-Smith Operating Trust,
   5.00% - 2007                                          2,630,000     2,640,041
AvalonBay Communities,
   6.80% - 2006                                          4,300,000     4,371,621
BF Saul Reit, 7.50% - 2014                                  21,000        21,525
EOP Operating LP, 7.75% - 2007                           3,000,000     3,175,923
iStar Financial, Inc., 4.875% - 2009                     3,000,000     2,971,266
PXRE Capital Trust I, 8.85% - 2027                          31,000        30,380
Simon Property Group LP,
   7.125% - 2007                                         5,000,000     5,197,010
                                                                     -----------
                                                                      18,407,766
                                                                     -----------

RETAILERS - 0.0%
General Nutrition Center,
   8.625% - 2011                                             6,000         5,760
Petro Stopping Center/Financial,
   9.00% - 2012                                             34,000        33,490
Toys 'R' Us, 7.375% - 2018                                  21,000        16,800
Woolworth Corporation, 8.50% - 2022                         25,000        27,188
                                                                     -----------
                                                                          83,238
                                                                     -----------

SERVICES - 0.0%
Allied Security Escrow, 11.375% - 2011                      22,000        21,835
Brickman Group, Ltd., 11.75% - 2009                         26,000        29,120
                                                                     -----------
                                                                          50,955
                                                                     -----------


                                        9                See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                              CAPITAL PRESERVATION SERIES
September 30, 2005

                                                       PRINCIPAL       MARKET
                                                         AMOUNT         VALUE
                                                      -----------   ------------
CORPORATE BONDS (CONTINUED)

TECHNOLOGY - 0.1%
Activant Solutions, Inc.:
   9.504% - 2010(2,3)                                 $    13,000   $     13,260
   10.50% - 2011                                           28,000         29,260
Legrand S.A., 8.50% - 2025                                 20,000         24,000
Lucent Technologies:
   7.25%, 07-05-05                                         42,000         42,735
   6.45% - 2029                                            55,000         48,125
Sanmina Corporation,
   10.375% - 2010                                          42,000         46,305
Sanmina-Sci Corporation,
   6.75% - 2013                                            66,000         62,700
                                                                    ------------
                                                                         266,385
                                                                    ------------

TELECOMMUNICATIONS - WIRELESS - 2.6%
AirGate PCS, Inc., 7.349% - 2011(2)                        50,000         51,500
Axtel S.A., 11.00% - 2013                                  20,000         22,450
Insight Midwest/Insight Capital,
   9.75% - 2009                                            20,000         20,450
Intelsat Bermuda, Ltd.,
   8.695% - 2012(2,3)                                      22,000         22,385
Millicom International, 10.00% - 2013                      42,000         43,365
Nextel Communications,
   7.375% - 2015                                           65,000         69,587
Nextel Partners, Inc., 8.125% - 2011                       27,000         29,160
Securus Technologies, Inc.,
   11.00% - 2011                                           18,000         16,020
Sprint Capital Corporation,
   4.78% - 2006(1)                                      3,000,000      3,004,638
Telus Corporation, 7.50% - 2007                         3,465,000      3,618,333
                                                                    ------------
                                                                       6,897,888
                                                                    ------------

TELECOMMUNICATIONS - WIRELINES - 0.1%
AT&T Corporation:
   9.05% - 2011(1)                                         37,000         41,671
   9.75% - 2031(2)                                         37,000         46,851
Cincinnati Bell, Inc.:
   7.25% - 2013                                             9,000          9,562
   8.375% - 2014                                           71,000         69,935
MCI, Inc., 8.735% - 2014(1)                                40,000         44,600
Qwest Corporation, 7.12% - 2013(2,3)                       10,000         10,400
U.S. West Communications,
   7.25% - 2025                                            42,000         39,165
                                                                    ------------
                                                                         262,184
                                                                    ------------

TEXTILE - 0.0%
Collins & Aikman Floor Cover,
   9.75% - 2010                                           121,000        116,765
                                                                    ------------

TOBACCO - 0.0%
Alliance One International, Inc.,
   11.00% - 2012(3)                                        21,000         19,898
                                                                    ------------

TRANSPORTATION - OTHER - 1.1%
CP Ships, Ltd., 10.375% - 2012                        $    35,000   $     39,725
TTX Company, 3.875% - 2008(3)                           3,000,000      2,915,796
                                                                    ------------
                                                                       2,955,521
                                                                    ------------
TRANSPORTATION SERVICES - 1.5%
Erac USA Finance Company,
   6.625% - 2006                                        3,000,000      3,024,954
   7.35% - 2008(3)                                      1,000,000      1,059,982
Ship Finance International, Ltd.,
   8.50% - 2013                                            46,000         44,793
Stena AB, 9.625% - 2012                                    20,000         21,700
                                                                    ------------
                                                                       4,151,429
                                                                    ------------
TOTAL CORPORATE BONDS
   (cost $167,640,546)                                               166,282,498
                                                                    ------------

U.S. GOVERNMENT SECURITIES - 11.4%
U.S. Treasury Notes:
   2.50% - 2006                                         6,000,000      5,940,234
   3.50% - 2007                                        14,385,000     14,229,354
   3.75% - 2008                                        10,000,000      9,892,970
                                                                    ------------
                                                                      30,062,558
                                                                    ------------
TOTAL U.S. GOVERNMENT SECURITIES
   (cost $30,340,634)                                                 30,062,558
                                                                    ------------
U.S. GOVERNMENT SPONSORED AGENCIES - 1.9%
Federal National Mortgage Association,
   2003-23 AD, 4.50% - 2017                             5,068,092      5,015,611
                                                                    ------------
TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
   (cost $5,072,770)                                                   5,015,611
                                                                    ------------
ASSET BACKED SECURITIES - 22.9%

HOME EQUITY LOANS - 20.7%
Ameriquest Mortgage Securities, Inc.,
   2005-R7 A2C, 4.09% - 2035(2)                         5,000,000      5,001,471
Asset Backed Securities Corporation,
   2005-HE6 M1, 4.32% - 2035(2)                         5,000,000      5,004,086
Credit-Based Asset Servicing & Securitization:
   2004-CB5 AV2, 4.09% - 2035(2)                        5,202,000      5,201,863
   2004-CB4 A4, 5.497% - 2035(2)                        7,300,000      7,374,094
Fremont Home Loan Trust,
   2005-2 2A2, 4.08% - 2035(2)                          5,150,000      5,149,877
Harborview Mortgage Loan Trust,
   2005-9 2A1A, 4.136% - 2035(2)                        4,714,889      4,715,073
Master Adjustable Rate Mortgage Trust,
   2003-5 4A1, 4.514% - 2033(2)                         4,400,434      4,374,994
Option One Mortgage Loan Trust,
   2005-3 A4, 4.08% - 2035(2)                           3,000,000      2,999,012
Residential Asset Mortgage Products,
   Inc., 2005-RS7 A2, 4.10% - 2035(2)                   5,000,000      5,002,585
Residential Asset Securities Corporation,
   2005-KS7 A2, 4.06% - 2035(2)                         6,000,000      5,999,848
Structured Asset Investment Loan Trust,
   2005-HE3 A2, 4.08% - 2035(2)                         4,000,000      3,999,902
                                                                    ------------
                                                                      54,822,805
                                                                    ------------


                                       10                See accompanying notes.

                                                            SECURITY INCOME FUND
Schedule of Investments                              CAPITAL PRESERVATION SERIES
September 30, 2005

                                                        PRINCIPAL      MARKET
                                                         AMOUNT         VALUE
                                                       ----------   ------------
ASSET BACKED SECURITIES (CONTINUED)

OTHER - 2.2%
Countrywide Alternative Loan Trust,
   2005-30CB 1A8, 4.13% - 2035(2)                      $5,807,604   $  5,769,232
                                                                    ------------
TOTAL ASSET BACKED SECURITIES
   (cost $60,659,451)                                                 60,592,037
                                                                    ------------

REPURCHASE AGREEMENT - 0.4%
United Missouri Bank, 3.42%, dated 09-30-05,
   matures 10-03-05; repurchase amount of
   $1,012,288 (Collateralized by FHLB,
   4.875%, 05-15-07 with a value of
   $1,035,663)                                          1,012,000      1,012,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENT
   (cost $1,012,000)                                                   1,012,000
                                                                    ------------
TOTAL INVESTMENTS - 99.5%
   (cost $264,725,401)                                               262,964,704
CASH & OTHER ASSETS, LESS LIABILITIES - 0.5%                           1,268,885
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $264,233,589
                                                                    ============

The identified cost of investments owned at September 30, 2005 was the same for federal income tax and financial statement purposes.

LP - limited partnership

(1) Security is a step bond. Rate indicated is rate effective at September 30, 2005.

(2) Variable rate security. Rate indicated is rate effective at September 30, 2005.

(3) Security is a 144A security. The total market value of 144A securities is $20,608,573 (cost $20,884,928), or 7.8% of total net assets.

(4) Security is fair valued by the Board of Directors. The total market value of fair valued securities amounts to $12,600, or 0.0% of total net assets.


                                       11                See accompanying notes.

                                                            SECURITY INCOME FUND
                                                     CAPITAL PRESERVATION SERIES

Statement of Assets and Liabilities
September 30, 2005

ASSETS:
Investments, at value(1) .......................................   $262,964,704
Cash ...........................................................            165
Receivables:
   Fund shares sold ............................................        240,574
   Interest ....................................................      2,723,092
Prepaid expenses ...............................................         34,173
                                                                   ------------
Total assets ...................................................    265,962,708
                                                                   ------------
LIABILITIES:
Payable for:
   Dividends payable ...........................................         65,194
   Fund shares redeemed ........................................        897,266
   Management fees .............................................         77,337
   Custodian fees ..............................................          6,000
   Transfer agent and administration fees ......................         51,177
   Professional fees ...........................................         28,489
   12b-1distribution plan fees .................................        592,559
   Other .......................................................         11,097
                                                                   ------------
Total liabilities ..............................................      1,729,119
                                                                   ------------
NET ASSETS .....................................................   $264,233,589
                                                                   ============
NET ASSETS CONSIST OF:
Paid in capital ................................................   $266,463,129
Accumulated net investment income ..............................        807,417
Accumulated net realized loss
   on sale of investments, futures and
   foreign currency transactions ...............................     (1,276,260)
Net unrealized depreciation in value of
investments ....................................................     (1,760,697)
                                                                   ------------
Net assets                                                         $264,233,589
                                                                   ============
CLASS A:
Capital shares outstanding
   (unlimited number of shares authorized) .....................     13,849,474
Net assets .....................................................   $136,181,079
Net asset value and redemption
   price per share .............................................   $       9.83
                                                                   ============
Maximum offering price per share
   (net asset value divided by 96.5%) ..........................   $      10.19
                                                                   ============
CLASS B:
Capital shares outstanding
   (unlimited number of shares authorized) .....................      3,921,640
Net assets .....................................................   $ 38,554,274
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) ...........................   $       9.83
                                                                   ============
CLASS C:
Capital shares outstanding
   (unlimited number of shares authorized) .....................      9,104,370
Net assets .....................................................   $ 89,498,236
Net asset value, offering and redemption price
   per share (excluding any applicable
   contingent deferred sales charge) ...........................   $       9.83
                                                                   ============
(1)Investments, at cost ........................................   $264,725,401

Statement of Operations(2)
For the Year Ended September 30, 2005

INVESTMENT INCOME/EXPENSES ALLOCATED
FROM PRESERVATIONPLUS INCOME PORTFOLIO:
   Interest .....................................................   $10,042,555
   Dividends ....................................................         5,771
   Credit rate income ...........................................     1,318,445
   Expenses(3) ..................................................    (1,627,363)
                                                                    -----------
   Net investment income allocated from
      PreservationPlus Income Portfolio .........................     9,739,408
                                                                    -----------
NET REALIZED GAIN ALLOCATED FROM
PRESERVATIONPLUS INCOME PORTFOLIO:
   Investment transactions ......................................     8,588,854
   Foreign currency transactions ................................     2,999,358
   Futures transactions .........................................       117,446
                                                                    -----------
   Total realized gain allocated from
      PreservationPlus Income Portfolio .........................    11,705,658
                                                                    -----------
NET UNREALIZED GAIN ALLOCATED FROM
PRESERVATIONPLUS INCOME PORTFOLIO:
   Investment, foreign currency, futures
      transactions and wrapper agreements .......................     2,373,282
                                                                    -----------
   Total unrealized gain allocated from
      PreservationPlus Income Portfolio .........................     2,373,282
                                                                    -----------
Total net investment income, net realized and
   unrealized gains allocated from
   PreservationPlus Income Portfolio ............................    23,818,348
                                                                    -----------
INVESTMENT INCOME:
   Interest .....................................................     2,869,244
                                                                    -----------
   Total investment income ......................................     2,869,244
                                                                    -----------
EXPENSES:
   Management fees ..............................................       518,093
   Custodian fees ...............................................         5,445
   Transfer agent/maintenance fees ..............................       461,027
   Administration fees ..........................................       315,176
   Directors' fees ..............................................        39,507
   Professional fees ............................................       100,603
   Reports to shareholders ......................................        78,514
   Registration fees ............................................        70,913
   Other expenses ...............................................        44,278
   12b-1 distribution plan fees - Class A .......................       430,486
   12b-1 distribution plan fees - Class B .......................       284,501
   12b-1 distribution plan fees - Class C .......................       684,406
                                                                    -----------
   Total expenses ...............................................     3,032,949
   Less: earnings credits .......................................          (507)
                                                                    -----------
   Net expenses .................................................     3,032,442
                                                                    -----------
   Net investment loss ..........................................      (163,198)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss during the period on:
   Investments ..................................................      (652,519)
                                                                    -----------
   Net realized loss ............................................      (652,519)
                                                                    -----------
Net unrealized depreciation during the period on:
   Investments ..................................................    (1,760,697)
                                                                    -----------
   Net unrealized depreciation ..................................    (1,760,697)
                                                                    -----------
   Net loss .....................................................    (2,413,216)
                                                                    -----------
   Net increase in net assets from operations ...................   $21,241,934
                                                                    ===========

(2) See Note 1. A. to the FInancial Statements which describes the Series' change during the period from a feeder fund in a master-feeder structure to a stand-alone fund.

(3) For the period ended June 29, 2005, the advisor of the PreservationPlus Income Portfolio waived fees of which $691,107 was allocated to the Series on a pro-rated basis.


                                       12                See accompanying notes.

                                                            SECURITY INCOME FUND
Statement of Changes in Net Assets                   CAPITAL PRESERVATION SERIES

                                                                         YEAR ENDED           YEAR ENDED
                                                                     SEPTEMBER 30, 2005   SEPTEMBER 30, 2004
                                                                     ------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income ............................................     $   9,576,210        $  19,303,410
Net realized gain from investments, futures and foreign currency
   transactions ..................................................        11,053,139            3,864,280
Unrealized appreciation (depreciation) on investments, foreign
   currency, futures contracts and wrapper agreements ............           612,585           (4,328,963)
                                                                       -------------        -------------
Net increase in net assets resulting from operations .............        21,241,934           18,838,727
                                                                       -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A .......................................................        (8,535,650)         (15,275,522)
   Class B .......................................................        (1,775,831)          (1,596,288)
   Class C .......................................................        (7,189,670)          (7,903,521)
Net realized gain
   Class A .......................................................        (1,514,181)            (629,064)
   Class B .......................................................          (383,829)             (75,655)
   Class C .......................................................        (1,589,221)            (317,730)
                                                                       -------------        -------------
Total distributions to shareholders ..............................       (20,988,382)         (25,797,780)
                                                                       -------------        -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:
Proceeds from sale of shares
   Class A .......................................................        84,727,219          232,534,543
   Class B .......................................................         8,707,093           10,642,051
   Class C .......................................................         7,630,863          112,867,788
Distributions reinvested
   Class A .......................................................         8,917,095           15,092,004
   Class B .......................................................         1,970,409            1,547,939
   Class C .......................................................         7,392,033            7,237,489
Cost of shares redeemed
   Class A .......................................................      (336,410,196)        (160,813,463)
   Class B .......................................................       (11,966,183)          (7,222,933)
   Class C .......................................................      (148,802,141)         (35,650,124)
                                                                       -------------        -------------
Net increase (decrease) in net assets from capital transactions in
   shares of beneficial interest .................................      (377,833,808)         176,235,294
                                                                       -------------        -------------
Net increase (decrease) in net assets ............................      (377,580,256)         169,276,241

NET ASSETS
Beginning of period ..............................................       641,813,845          472,537,604
                                                                       -------------        -------------
End of period ....................................................     $ 264,233,589        $ 641,813,845
                                                                       =============        =============
Accumulated net investment income at end of period ...............     $     807,417        $   5,750,433
                                                                       =============        =============
CAPITAL SHARE ACTIVITY:
Shares sold
   Class A .......................................................         8,497,424           23,253,076
   Class B .......................................................           878,597            1,064,212
   Class C .......................................................           767,222           11,286,788
Shares reinvested
   Class A .......................................................           898,128            1,509,200
   Class B .......................................................           198,699              154,794
   Class C .......................................................           744,811              723,749
Shares redeemed
   Class A .......................................................       (33,235,002)         (16,081,344)
   Class B .......................................................        (1,198,197)            (722,294)
   Class C .......................................................       (14,834,297)          (3,564,995)
Reverse split
   Class A .......................................................                --             (443,340)
   Class B .......................................................                --              (53,319)
   Class C .......................................................                --             (223,924)


                                       13                See accompanying notes.

                                                            SECURITY INCOME FUND
Financial Highlights                                 CAPITAL PRESERVATION SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                              YEAR ENDED
                                                                                           SEPTEMBER 30,
                                                   -----------------------------------------------------
CLASS A                                            2005(D,F)     2004       2003       2002       2001
--------                                           ---------   --------   --------   --------   --------
PER SHARE DATA
Net asset value, beginning of period               $  10.00    $  10.00   $  10.00   $  10.00   $  10.00
                                                   --------    --------   --------   --------   --------
Income from investment operations:
Net investment income                                  0.32        0.35       0.36       0.48       0.60
Net gain on securities (realized and unrealized)       0.15          --         --         --         --
                                                   --------    --------   --------   --------   --------
Total from investment operations                       0.47        0.35       0.36       0.48       0.60
                                                   --------    --------   --------   --------   --------
Less distributions:
Dividends from net investment income                  (0.53)      (0.35)     (0.36)     (0.48)     (0.60)
Distributions from realized gains                     (0.11)      (0.15)     (0.08)        --         --
Reverse stock split                                      --        0.15       0.08         --         --
                                                   --------    --------   --------   --------   --------
Total distributions                                   (0.64)      (0.35)     (0.36)     (0.48)     (0.60)
                                                   --------    --------   --------   --------   --------
Net asset value, end of period                     $   9.83    $  10.00   $  10.00   $  10.00   $  10.00
                                                   ========    ========   ========   ========   ========
TOTAL RETURN(a)                                        4.73%       3.60%      3.64%      4.94%      6.15%
                                                   --------    --------   --------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)           $136,181    $377,026   $294,501   $361,411   $208,117
                                                   --------    --------   --------   --------   --------
Ratios to average net assets:
Net investment income                                  2.96%       3.64%      3.68%      4.72%      6.00%
Net expenses(c)                                        1.21%       1.49%      1.45%      1.37%      1.20%
Total expenses(b)                                      1.41%       1.59%      1.53%      1.50%      1.61%
                                                   --------    --------   --------   --------   --------
Portfolio turnover rate(e)                               36%         --         --         --         --

                                                                                         YEAR ENDED
                                                                                      SEPTEMBER 30,
                                                   ------------------------------------------------
CLASS B                                            2005(D,F)     2004      2003      2002     2001
-------                                            ---------   -------   -------   -------   ------
PER SHARE DATA
Net asset value, beginning of period                $ 10.00    $ 10.00   $ 10.00   $ 10.00   $10.00
                                                    -------    -------   -------   -------   ------
Income from investment operations:
Net investment income                                  0.24       0.30      0.31      0.43     0.55
Net gain on securities (realized and unrealized)       0.18         --        --        --       --
                                                    -------    -------   -------   -------   ------
Total from investment operations                       0.42       0.30      0.31      0.43     0.55
                                                    -------    -------   -------   -------   ------
Less distributions:
Dividends from net investment income                  (0.48)     (0.30)    (0.31)    (0.43)   (0.55)
Distributions from realized gains                     (0.11)     (0.15)    (0.08)       --       --
Reverse stock split                                      --       0.15      0.08        --       --
                                                    -------    -------   -------   -------   ------
Total distributions                                   (0.59)     (0.30)    (0.31)    (0.43)   (0.55)
                                                    -------    -------   -------   -------   ------
Net asset value, end of period                      $  9.83    $ 10.00   $ 10.00   $ 10.00   $10.00
                                                    =======    =======   =======   =======   ======
TOTAL RETURN(a)                                        4.21%      3.03%     3.12%     4.42%    5.68%
                                                    -------    -------   -------   -------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $38,554    $40,439   $35,989   $20,677   $3,033
                                                    -------    -------   -------   -------   ------
Ratios to average net assets:
Net investment income                                  2.37%      3.14%     3.14%     4.07%    5.44%
Net expenses(c)                                        1.66%      1.99%     1.95%     1.89%    1.63%
Total expenses(b)                                      1.86%      2.09%     2.03%     2.02%    2.04%
                                                    -------    -------   -------   -------   ------
Portfolio turnover rate(e)                               36%        --        --        --       --


                                       14                See accompanying notes.

                                                            SECURITY INCOME FUND
Financial Highlights                                 CAPITAL PRESERVATION SERIES

Selected data for each share of capital stock outstanding throughout each period

                                                                                           YEAR ENDED
                                                                                        SEPTEMBER 30,
                                                   --------------------------------------------------
CLASS C                                            2005(D,F)     2004       2003       2002     2001
-------                                            ---------   --------   --------   -------   ------
PER SHARE DATA
Net asset value, beginning of period                $ 10.00    $  10.00   $  10.00   $ 10.00   $10.00
Income from investment operations:
Net investment income                                  0.27        0.33       0.33      0.46     0.58
Net gain on securities (realized and unrealized)       0.17          --         --        --       --
                                                    -------    --------   --------   -------   ------
Total from investment operations                       0.44        0.33       0.33      0.46     0.58
                                                    -------    --------   --------   -------   ------
Less distributions:
Dividends from net investment income                  (0.50)      (0.33)     (0.33)    (0.46)   (0.58)
Distributions from realized gains                     (0.11)      (0.15)     (0.08)       --       --
Reverse stock split                                      --        0.15       0.08        --       --
                                                    -------    --------   --------   -------   ------
Total distributions                                   (0.61)      (0.33)     (0.41)    (0.46)   (0.58)
                                                    -------    --------   --------   -------   ------
Net asset value, end of period                      $  9.83    $  10.00   $  10.00   $ 10.00   $10.00
                                                    =======    ========   ========   =======   ======
TOTAL RETURN(a)                                        4.46%       3.30%      3.36%     4.68%    5.93%
                                                    -------    --------   --------   -------   ------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $89,498    $224,348   $142,048   $55,723   $5,762
                                                    -------    --------   --------   -------   ------
Ratios to average net assets:
Net investment income                                  2.62%       3.38%      3.38%     4.32%    5.72%
Net expenses(c)                                        1.43%       1.74%      1.70%     1.67%    1.41%
Total expenses(b)                                      1.63%       1.84%      1.78%     1.80%    1.82%
                                                    -------    --------   --------   -------   ------
Portfolio turnover rate(e)                               36%         --         --        --       --

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B and C.

(b) Total expense information reflects expense ratios absent expense reductions, and earnings credits as applicable.

(c) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(d) Effective November 17, 2004, the Series converted from a stable value fund to a short-term bond fund. The impact of the elimination of wrapper agreements on net assets of the Series on November 17, 2004 was $0.30 per share. The return for the year ended September 30, 2005 includes the effect of this change and in the absence of such change, the return would have been lower.

(e) Prior to June 30, 2005, the Capital Preservation Series was a feeder fund that did not engage in portfolio transactions, and thus had no portfolio turnover amounts, and thus the portfolio turnover rate shown represents portfolio turnover from June 30, 2005 to September 30, 2005.

(f) Effective June 30, 2005, the Series changed from a master-feeder structure to a stand-alone short-term bond fund, and Security Management Company, LLC
     (SMC) became the advisor. Deutsche Asset Management, Inc. provided investment advisory services under the former master-feeder structure.


                                       15                See accompanying notes.

                                                            SECURITY INCOME FUND
Notes to Financial Statements                        CAPITAL PRESERVATION SERIES
September 30, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION

     Security Capital Preservation Series is a series of the Security Income Fund. Security Income Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The shares of the Security Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. Each Series of Security Income Fund offers different classes and, therefore is required to account for each class based on the net asset value of each series. Class "A" shares are generally sold with a sales charge at the time of purchase. Class "A" shares are not subject to a sales charge when they are redeemed, except that purchases of Class "A" shares of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class "B" shares are typically subject to a contingent deferred sales charge for six years and automatically convert to Class "A" shares after 8 years. Class "C" shares are offered without a front-end sales charge but incur additional class-specific expenses. Redemptions of Class C shares within one year of acquisition incur a contingent deferred sales charge. The following is a summary of the significant accounting policies followed by the Series in the preparation of the financial statements.

     Effective November 17, 2004, the Board of Directors of Security Capital Preservation Series elected to change the Series from a stable value fund to a short-term bond fund. The most significant change was the elimination of the Series' insurance wrapper agreements, which on November 17, 2004, resulted in an increase in net assets of $15,933,682 ($0.30 per share).

     Effective June 30, 2005, the Board of Directors of the Capital Preservation Series elected to change the Series from a master-feeder structure to a stand alone short-term bond fund. On that date, Security Management Company, LLC (SMC) assumed the Investment Manager responsibilities for the Series.

B. SECURITY VALUATION

     Valuations of the Series' securities are supplied by pricing services approved by the Board of Directors. The officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Series that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Series will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or Nasdaq on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be not representative of fair value by the Board of Directors or by the Funds' Investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a fund's portfolio securities before the NAV has been calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold.

     Prior to June 30, 2005, the Series was a feeder fund in a master-feeder structure in which the Scudder Limited Duration Plus Portfolio (formerly PreservationPlus Income Portfolio) was the Master Fund (Master Fund or Portfolio). As a feeder, the Series' principal asset was its investment in the Master Fund, which was carried at the feeder's underlying equity in the Master Fund. The valuation of securities by the Master Fund is described below.

     Investments held by the Master Fund are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Portfolio. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

     Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

     Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

     Wrapper Agreements generally were equal to the difference between the Book Value of the Wrapper Agreements and Market Value (plus accrued interest on the underlying securities) of the covered assets and were reflected as an asset or a liability of the Portfolio. The Portfolio's Board of Trustees, in performing its fair value determination of the Portfolio's Wrapper Agreements, considered the creditworthiness and the ability of Wrapper Providers to pay amounts due under the Wrapper Agreements.

     The realized and unrealized gains and losses allocated from the Master Fund represent the Series pro rata interest in the realized and unrealized gains and losses of the Master Fund, including the offsetting valuation change of the wrapper agreements held by the master fund in connection with the Portfolio's stable value objective through November 16, 2004.

                                                            SECURITY INCOME FUND
Notes to Financial Statements                        CAPITAL PRESERVATION SERIES
September 30, 2005

C. DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

D. TAXES

     The Series intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

E. EXPENSES

     Expenses that are directly related to one of the series are charged directly to that series. Other operating expenses are allocated to the respective series on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a series are allocated to each respective class in proportion to the relative net assets of each class.

F. REPURCHASE AGREEMENTS

     In connection with transactions in repurchase agreements, it is the Series' policy that its custodian take possession of the underlying collateral securities, and that the value of the collateral, including accrued interest, exceed the principal amount of the repurchase transaction. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Series may be delayed or limited.

G. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities.

H. EARNINGS CREDITS

     Under the fee schedule with the custodian, the Series can earn credits based on overnight custody cash balances. These credits can be utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expenses from the related earnings credits.

I. USE OF ESTIMATES

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. INDEMNIFICATIONS

     Under the Series' organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Series. In addition, in the normal course of business, the Series enters into contracts that provide general indemnification to other parties. The Series maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Series that have not yet occurred, and may not occur. However, the Series has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Effective June 30, 2005, management fees are payable to SMC at the rate of 0.35% of the average daily net assets.

     The Series has entered into an Administration and Services Agreement with SMC. Under this agreement, SMC provides administrative functions and transfer agency services. This agreement provides for the series to pay SMC an administration fee, accrued daily and paid monthly, equal to .09% per year of the average daily net assets of the series.

     SMC is paid the following for providing transfer agent services to the series, plus certain out-of-pocket charges:

          Per account charge: $5.00 to $8.00
          Transactions fees: $0.60 to $1.10
          Minimum annual charge: $25,000

     Under a Sub-Accounting Agreement between SMC and Investment Company Capital Corporation ("ICCC"), ICCC has agreed to provide certain accounting services to the Series, including the daily calculation of the Series' NAV. The Sub-Accounting Agreement provides for SMC to pay ICCC a fee equal to $16,000 per year.

     Pursuant to a separate Management Services Agreement, SMC performed certain other services on behalf of the Series prior to June 30, 2005. Under this Agreement, SMC provided, among other things, feeder fund management and administrative services to the Series which included monitoring the performance of the Master Fund, coordinating the Series' relationship with the Master Fund, communicating with the Series' Board of Directors and shareholders regarding the Master Fund's performance and the Series' two tier structure, and in general, assisting the Board of Directors of the Series in all aspects of the administration and operation of the Series. For these services, the Series paid SMC a fee at the annual rate of .20% of its average daily net assets, calculated daily and payable monthly through November 16, 2004. Effective November 17, 2004, that rate dropped to 0.05% of average daily net assets.

     For the period October 1, 2004 through November 16, 2004, Deutsche Asset Management, Inc. maintained the annualized expenses of the Master Fund, including the annual premiums on wrapper agreements, at not more than 0.80% of the Master Fund's average daily net assets. For the period from November 17, 2004 through June 29, 2005, Deutsche Asset Management, Inc. agreed to maintain the annualized expenses of the Master Fund at no more than 0.48% of the Master Fund's average daily net assets. In addition, effective June 30, 2005, SMC agreed to cap the annual expenses of the Series at

                                                            SECURITY INCOME FUND
Notes to Financial Statements                        CAPITAL PRESERVATION SERIES
September 30, 2005

1.50% of the average daily net assets, exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and 12b-1 fees.

     The Series has adopted Distribution Plans related to the offering of Class A, B, and C shares pursuant to Rule 12b-1 of the Investment Company Act. The Plans provide for payments at an annual rate of 0.25% of the average daily net assets of Class A shares, 0.75% of the average daily net assets of Class B shares and 0.50% of the average daily net assets of Class C shares.

     Security Distributors, Inc. (SDl), a wholly-owned subsidiary of Security Benefit Corporation, an affiliate of SMC, and the distributor for the Series, received net underwriting commissions on Class A sales of shares in the amount of $192,070.

     Certain officers and directors of the Series are also officers and/or directors of Security Benefit Life Insurance Company and its affiliates, which include SMC and SDI.

3. FEDERAL TAX MATTERS

The tax character of distributions paid during the fiscal years ended September 30, 2005 and 2004 was as follows:

YEAR   ORDINARY INCOME   CAPITAL GAIN
----   ---------------   ------------
2005     $17,560,146      $3,487,231
2004     $25,415,718      $  382,062

The Series designates $3,487,231 as distributions from long term capital gains paid during its year ended September 30, 2005.

As of September 30, 2005, the components of distributable earnings (deficit) on a tax basis were as follows:

UNDISTRIBUTED   UNDISTRIBUTED    ACCUMULATED     UNREALIZED            TOTAL
   ORDINARY       LONG-TERM      CAPITAL AND    APPRECIATION       DISTRIBUTABLE
    INCOME          GAIN        OTHER LOSSES   (DEPRECIATION)   EARNINGS (DEFICIT)
-------------   -------------   ------------   --------------   ------------------
   $872,610        $364,370     ($1,640,629)    ($1,760,697)       ($2,164,346)

     Net investment income and realized gains and losses may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, foreign currency gains and losses and the treatment of wrapper agreements, which were terminated effective November 17, 2004. To the extent these differences are permanent, reclassifications are made to the appropriate components of net assets. In the Statement of Assets and Liabilities, the following reclassifications were made for permanent tax differences:

   ACCUMULATED NET        ACCUMULATED NET      UNREALIZED     PAID IN
REALIZED GAIN (LOSS)   REALIZED GAIN (LOSS)   GAIN (LOSS)     CAPITAL
--------------------   --------------------   -----------   -----------
    ($2,981,925)            $2,981,925         $9,656,238   ($9,656,238)

The Series incurred $1,640,629 of post-October capital losses that are deferred until the first day of the next fiscal year.

4. ADDITIONAL DISTRIBUTIONS

     In order to comply with requirements of the Internal Revenue Code applicable to regulated investment companies, the Series is required to distribute accumulated net realized gains, if any, on an annual basis. When such distributions are made, the immediate impact is a corresponding reduction in the net asset value per share of each Class. Prior to November 17, 2004, the objective of the Series was to maintain a stable net asset value of $10 per share. The Series declared a reverse stock split immediately subsequent to any such distributions at a rate that caused the total number of shares held by each shareholder, including shares acquired on reinvestment of that distribution, to remain the same as before the distribution was paid and in effect reinstate a net asset value of $10 per share.

     Since the Series no longer seeks to maintain a stable net asset value after November 16, 2004, the Series no longer follows a policy of declaring a reverse stock split when it makes capital gains distributions or additional income distributions.

5.   UNREALIZED APPRECIATION/DEPRECIATION

     At September 30, 2005 for federal income tax purposes, the cost of investments amounted to $264,725,401 and net unrealized depreciation on investments amounted to $1,760,697 which consisted of $37,125 of aggregate gross unrealized appreciation, and $1,797,822 of aggregate gross unrealized depreciation.

6.   INVESTMENT TRANSACTIONS

     Investment transactions for the year ended September 30, 2005, (excluding all short-term investments) were purchases of $362,920,529 and $127,646,436 on proceeds from sales.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
SECURITY INCOME FUND
CAPITAL PRESERVATION SERIES

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Security Capital Preservation Series (a series of Security Income Fund) (the "Series") as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Series' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Series at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Ernst & Young LLP

Kansas City, Missouri
November 29, 2005

Special Shareholder Meeting (unaudited)

     A special meeting of the stockholders of the Security Income Fund-Capital Preservation Series was held on June 20, 2005. The matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and the number of abstentions with respect to such matter is set forth below:

     The approval or disapproval of a new Investment Advisory Contract between Security Income Fund, on behalf of the Security Income Fund-Capital Preservation Series and Security Management Company, LLC. The following votes were cast regarding this matter:

                                                    VOTES FOR   VOTES AGAINST/ABSTENTIONS
                                                   ----------   -------------------------
Security Income Fund-Capital Preservation Series   15,470,886            373,678

OTHER INFORMATION

Each of the Security Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission's website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com or by calling 1-800-888-2461.

A description of the policies and procedures that the Security Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Security Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information ("SAI") includes additional information about the Funds' Directors and is available upon request without charge by calling 1-800-888-2461.

Directors and Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001.

DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED***                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
---------------                -------------------------------------------
Donald A. Chubb, Jr.**         Business broker, Griffith & Blair Realtors
(12-14-46)
1994

Harry W. Craig, Jr.**          Chairman, CEO, Secretary & Director, The Martin Tractor Company, Inc.; President & Director,
(05-11-39)                     The Martin Tractor Company, Inc.
2004

Penny A. Lumpkin**             Partner, Vivians' Gift Shop (Corporate Retail)
(08-20-39)                     Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development)
1993                           Vice President, PLB (Real Estate Equipment Leasing)
                               Vice President, Town Crier (Retail)
                               Prior to 1999:
                               Vice President & Treasurer, Palmer News, Inc.
                               Vice President, M/S News, Inc.
                               Secretary, Kansas City Periodicals
                               Prior to 2002:
                               Vice President, Bellaire Shopping Center (Managing and Leasing)
                               Partner, Goodwin Enterprises (Retail)

Maynard F. Oliverius**         President & Chief Executive Officer, Stormont-Vail HealthCare
(12-18-43)
1998

John D. Cleland*               Retired. Prior to January 1, 2003, Senior Vice President, Security Benefit Group, Inc. &
(05-01-36)                     Security Benefit Life Insurance Company
1991 (Director)
2000 (Chairman of the Board)

Michael G. Odlum*              President & Managing Member Representative, Security Management Company, LLC
(01-12-52)                     Senior Vice President and Chief Investment Officer, Security Corporation and
2004 (President)               Security Benefit Life Insurance Company
2004 (Director)                Director, Security Distributors, Inc.
                               Director, Vice President and Chief Investment Officer, First Security Benefit Life Insurance and
                               Annuity Company of New York
                               President & Chief Operating Officer, Allied Investment Advisors, Inc.
                               Principal, Vanguard Group

----------
* These directors are deemed to be "interested persons" of the Security Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Security Fund's Investment Manager and/or the parent of the Investment Manager.

** These directors serve on the Security Funds' joint audit committee, the purpose of which is to meet with the independent auditors, to review the work of the auditors, and to oversee the handling by Security Management Company, LLC of the accounting function for the Fund.

*** Each director oversees 34 Security Fund portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

OFFICERS

NAME
(DATE OF BIRTH)
TITLE
YEAR ELECTED*                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------                  -------------------------------------------
Steven M. Bowser               Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(02-11-60)                     Vice President, Security Benefit Life Insurance Company
Vice President
2003

Christina Fletcher             Portfolio Manager, Security Management Company, LLC
(07-25-72)                     Credit Analyst/Portfolio Manager, Horizon Cash Management
Vice President                 Senior Money Market Trader, Scudder Investments
2005

Brenda M. Harwood              Assistant Vice President, Chief Compliance Officer & Treasurer, Security Management Company, LLC;
(11-03-63)                     Assistant Vice President, Security Benefit Life Insurance Company
Treasurer                      Vice President & Director, Security Distributors, Inc.
1988

Richard J. King                Vice President & Head of Fixed Income, Security Management Company, LLC;
(03-59)                        Parnter, Head of Portfolio Management, INVESCO
Vice President
2005

Mark Lamb                      Vice President, Security Management Company, LLC;
(02-03-60)                     Vice President, Security Benefit Life Insurance Company
Vice President
2003

Amy J. Lee                     Secretary, Security Management Company, LLC & Security Distributors, Inc.;
(06-05-61)                     Vice President, Associate General Counsel & Assistant Secretary,
Secretary                      Security Benefit Life Insurance Company
1987

Mark Mitchell                  Vice President & Portfolio Manager, Security Management Company, LLC
(08-24-64)
Vice President
2003

Christopher Phalen             Vice President & Portfolio Manager, Security Management
(11-9-70)                      Company, LLC; Vice President, Security Benefit Life Insurance Company
Vice President
2002

James P. Schier                Vice President & Senior Portfolio Manager, Security Management Company, LLC;
(12-28-57)                     Vice President, Security Benefit Life Insurance Company
Vice President
1998

Cindy L. Shields               Vice President & Head of Equity Asset Management, Security Management Company, LLC;
(06-05-67)                     Vice President, Security Benefit Life Insurance Company
Vice President
1988

Christopher D. Swickard        Assistant Secretary, Security Management Company, LLC;
(10-09-65)                     Second Vice President & Counsel,
Assistant Secretary            Security Benefit Life Insurance Company
1996

David G. Toussaint             Vice President & Portfolio Manager, Security Management
(10-10-66)                     Company, LLC; Assistant Vice President, Security Benefit Lfe Company
Vice President
2001

----------
* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

                      This page left blank intentionally.

THE SECURITY GROUP OF MUTUAL FUNDS

Security Equity Fund

     -    Alpha Opportunity Series
     -    Enhanced Index Series
     -    Equity Series
     -    Global Series
     -    Large Cap Growth Series
     -    Mid Cap Value Series
     -    Select 25(R) Series
     -    Small Cap Growth Series
     -    Social Awareness Series

Security Large Cap Value Fund
Security Mid Cap Growth Fund
Security Income Fund

     -    Diversified Income Series
     -    High Yield Series
     -    Income Opportunity Series
     -    Capital Preservation Series

Security Cash Fund

SECURITY FUNDS OFFICERS AND DIRECTORS

DIRECTORS

Donald A. Chubb, Jr.
John D. Cleland
Harry W. Craig, Jr.
Penny A. Lumpkin
Michael G. Odlum
Maynard F. Oliverius

OFFICERS

John D. Cleland, Chairman of the Board
Michael G. Odlum, President
Steve M. Bowser, Vice President
Christina Fletcher, Vice President
Richard J. King, Vice President
Mark Lamb, Vice President
Mark Mitchell, Vice President
Christopher Phalen, Vice President
James P. Schier, Vice President
Cindy L. Shields, Vice President
David G. Touissant, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Chief Compliance Officer & Treasurer

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.

(SECURITY BENEFIT(SM) LOGO)
Security Distributors, Inc.

One Security Benefit Place - Topeka, Kansas 66636-0001 - securitybenefit.com

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant's code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,000 in 2004 and $16,000 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005. These services consisted of a review of the Registrant's semi-annual financial statements. These services consisted of a review of the Registrant's semi-annual financial statements, the amounts are rounded to the nearest thousand.

     The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates") which required pre-approval by the Audit Committee were $18,000 in 2004 and $17,000 in 2005, which related to the review of the transfer agent function.(1)

----------
(1) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve non-audit services. Therefore, the information here represents only fees for pre-approved non-audit services rendered after May 6, 2003, to Service Affiliates.

(c) Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $4,000 in 2004 and $5,000 in 2005. These services consisted of (i) review (in 2003) or preparation (in 2004)of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments,
     (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

     The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(2)

----------
(2) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve Tax Services. Therefore, the information here represents only fees for pre-approved Tax Services rendered after May 6, 2003, to Service Affiliates.

(d) All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2004 and $0 in 2005.

     The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.(3)

----------
(3) Prior to May 6, 2003, the Registrant's Audit Committee was not required to pre-approve these services. Therefore, the information here represents only fees for pre-approved services rendered after May 6, 2003, to Service Affiliates.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of the auditor's engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence as specified in applicable rules.

(e) (2) Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)  Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $22,000 in 2004 and $22,000 in 2005.

(h) Auditor Independence. The Registrant's Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant's board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no significant changes in the registrant's internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)  (1)  Code of Ethics pursuant to Item 2 above.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SECURITY INCOME FUND


                                        By: MICHAEL G. ODLUM
                                            ------------------------------------
                                            Michael G. Odlum, President

                                        Date: December 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                        By: MICHAEL G. ODLUM
                                            ------------------------------------
                                            Michael G. Odlum, President

                                        Date: December 9, 2005


                                        By: BRENDA M. HARWOOD
                                            ------------------------------------
                                            Brenda M. Harwood, Treasurer

                                        Date: December 9, 2005